STOCK REGISTRATION RIGHTS AGREEMENT

                        Dated As Of October 30, 1993

                                   Between


                             WORLD AIRWAYS, INC.

                                     And

                    MALAYSIAN HELICOPTER SERVICES BERHAD











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                THIS REGISTRATION RIGHTS AGREEMENT dated as of October 30,
1993, is entered into between World Airways, Inc. (the "Company") and Malaysian Helicopter Services Berhad ("MHS").

                                  RECITALS

                WHEREAS, the Company and MHS are parties to a Stock Purchase Agreement dated as of the date hereof (the "Stock Purchase Agreement") pursuant to which MHS has agreed to purchase shares (collectively, the "Shares") of the Common Stock of the Company, par value $.001 per share ("Common Stock") from the Company and the Company's parent, WorldCorp, Inc. ("WorldCorp"); and

                WHEREAS, in order to facilitate the sale or other disposition of the Shares by MHS the parties desire to enter into this Agreement.

                NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

                1. Incidental Registration. If at any time occurring subsequent to the third anniversary hereof, the Company proposes to register any of its Common Stock under the Securities Act of 1933, as amended (the "Act") for its own account or for the account of any other person (other than any registration of an offering solely to employees of the Company or its subsidiaries), it shall promptly give written notice to MHS of its intention to do so, and the Company shall include in such registration, subject to Section 2 hereof, all Shares that MHS shall specify in a written notice delivered to the Company within 20 days after its receipt of the Company's notice of the proposed filing of the registration statement, provided that the Company shall not be required to include in such registration any Shares that MHS shall so specify if, in the unqualified opinion of counsel to the Company reasonably acceptable to MHS so specifying, registration under the Act is not required for the transfer of such Shares in the manner requested by MHS or that a post-effective amendment to an existing registration statement would be legally sufficient for such transfer and the Company shall have obtained such a post-effective amendment. MHS shall not have any incidental or other registration rights prior to the third anniversary hereof.

                2. Exclusion. If the proposed or required registration is to be underwritten (whether on a "best efforts" or a "firm commitment" basis), the managing underwriter shall have the right to exclude all or any part of MHS's Shares if the underwriter advises the Company in writing that it reasonably believes that such securities should be withdrawn therefrom. Any exclusion of Shares shall be made pro rata among MHS and all other persons participating in the registration in proportion to the respective number of Shares or other securities for which MHS and each such other person have requested registration.

                3. Further Obligations and Conditions Relating to Registration of Shares. Registration of Shares pursuant to Section 1 shall be subject to the following:


                         (i)     Information, Documents, Assignments, etc.
MHS shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with any

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registration, qualification or compliance referred to herein.  The Company shall permit MHS's counsel to participate in meetings in connection with the preparation of any registration statement prepared pursuant to Section 1 (but MHS shall be under no obligation to participate in any such meetings and shall incur no liability for his failure to so participate). Before filing any such registration statement or amendment or supplement thereto, the Company shall furnish to MHS copies of all such documents proposed to be filed. The Company shall promptly deliver to MHS copies of each such registration statement and each amendment or supplement thereto as filed with the Securities and Exchange Commission ("SEC"). The Company shall furnish to MHS the number of prospectuses, offering circulars or other documents, and all amendments or supplements thereto, incident to each registration, qualification or compliance as from time to time MHS may reasonably request.

                         (ii)    Underwriting Agreement.  The Company and
MHS shall enter into an underwriting agreement in customary form with respect to the registration of the Shares pursuant to Section 1 hereof with the underwriter or underwriters selected for such underwriting by the Company, which underwriting agreement shall provide for the completion of the offering within 90 days of the effective date of the registration statement, provided, however, that such underwriting agreement shall not require MHS to indemnify the underwriter for any losses, claims, damages, liabilities or actions except those arising out of or based on an untrue statement or omission made in reliance upon and in conformity with written information furnished to the underwriter by MHS for specific use in the registration statement, prospectus, preliminary prospectus, amendment or supplement.

                         (iii) Filing of Amendments.  The Company shall file
such amendments and supplements to the registration statement and the related prospectus and take such other action as may be necessary to keep the registration statement effective and to comply with the Act for such period, not exceeding 90 days from the original effective date of the registration statement.

                         (iv)    Blue Sky.  The Company shall do any and all
acts and things which may be necessary or advisable to enable MHS to consummate the sale, transfer or other disposition of the Shares and take such action under the securities laws of such states as MHS shall reasonably request, provided, however, that the Company shall not be required to file any general consent to service of process, to qualify to do business as a foreign corporation, or to otherwise subject itself to taxation in connection with any such action, in any state.

                         (v)     Expenses.  The Company shall bear all of
the costs of registration and all related blue sky costs, including, but not limited to, printing expenses, registration and filing fees, and fees and disbursements of counsel and accountants for the Company (subject, however, to subsection (vi) below), except that MHS shall pay the fees and disbursements of its own counsel and the underwriting fees and selling commissions applicable to the Shares. Notwithstanding the foregoing provisions of this subsection, the Company shall not be required to pay any of the costs or such expenses with respect to registration statements prepared pursuant to Section 1 hereof unless the aggregate value of the total number of Shares to be registered, including all Common Stock to be registered by any other person, exceeds $5,000,000. In the event that the

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Company shall not be required to pay any of such costs or expenses, each person participating in the registration shall bear its pro rata portion of such costs or expenses.

                         (vi)    Audits.  The Company shall not be required
to furnish any audited statements at the request of MHS other than those statements customarily prepared at the end of its fiscal year, unless MHS shall agree to reimburse the Company for the out-of-pocket costs incurred by the Company in the preparation of such other audited financial statements. The Company shall, however, furnish, without charge, copies of all such unaudited financial statements as MHS shall reasonably request.

                         (vii) Indemnification.  The Company shall indemnify
and hold harmless MHS, each person who under the Act is deemed a controlling person of MHS, and each underwriter for MHS against any losses, claims, damages or liabilities to which MHS, controlling person or underwriter may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) shall arise out of or be based upon any untrue or allegedly untrue statement of any material fact contained in the registration statement, upon any related prospectus or preliminary prospectus or any amendment or supplement to the registration statement or any prospectus or preliminary prospectus or upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse any legal or other expenses reasonably incurred by MHS, controlling person or underwriter in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to MHS, controlling person or underwriter for any losses, claims, damages, liabilities or actions insofar as the same shall arise out of or be based upon any such untrue statement or omission made in reliance upon and in conformity with written information furnished by MHS, controlling person or underwriter seeking indemnification hereunder to the Company for use in the registration statement, prospectus, preliminary prospectus, amendment or supplement. MHS and each underwriter for MHS shall similarly indemnify and hold harmless the Company and its controlling persons and underwriters and all persons participating in the registration against any such losses, claims, damages, liabilities or actions but only insofar as the same shall arise out of or be based upon any untrue statement or omission made in reliance upon and in conformity with written information furnished by such indemnifying person to the Company for use in the registration statement, prospectus, preliminary prospectus, amendment or supplement.

                4. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 3 above is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company, the Company shall contribute to the aggregate losses, claims, damages, and liabilities (or actions in respect thereof) to which MHS may be subject in such proportion so that the Company is responsible for that portion of such losses, claims, charges, and liabilities for which it has agreed to indemnify MHS pursuant to Section 3 above, provided that in no event shall the Company be required to contribute to any losses, claims, damages or liabilities that arise solely out of or are based upon written information furnished by MHS to the Company for specific use in the registration statement, prospectus, preliminary prospectus, amendment or supplement.


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                5.       Change in SEC Procedures or Forms.  If the SEC
adopts new procedures or forms for public resales of restricted securities, the Company shall take such action as may be demanded by MHS in order to permit public resales of the Shares pursuant to such new procedures or forms so long as the economic or other burden of compliance is not materially greater than the burden contemplated by Sections 1-4 above.

                6. Transfer of Registration Rights. It is expressly understood and agreed that, to the extent MHS is permitted to transfer the Shares under the Stock Purchase Agreement, MHS may transfer all of its registration rights hereunder to any person; provided, however, that MHS shall notify the Company of any such transfer and any transferee shall, if such transferee desires to exercise registration rights hereunder, agree to be bound with respect to such registration rights by the terms of the Agreement.

                IN WITNESS WHEREOF, the undersigned have duly executed, or have duly executed on its behalf, this Agreement as of the day and year first above written.

                         WORLD AIRWAYS, INC.

                         By:     /s/ T. Coleman Andrews, III
                                 T. Coleman Andrews, III
                                 CEO

                         MALAYSIAN HELICOPTER SERVICES BERHAD

                         By:     /s/ Wan Malek Ibrahim
                                 Wan Malek Ibrahim
                                 Executive Director